Exhibit 10.1

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,

PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

Scott B. Rubin

JPMorgan Chase Bank – Structured Finance Services

4 New York Plaza, 6th Floor

New York, NY 10004

Tel: (212) 623-4507 / Fax: (212) 623-5930

Email: scott.b.rubin@chase.com

GreenPoint Mortgage Securities, 2003-1

Statement to Certificateholders

February 25, 2004

Distribution In Dollars
Class	Original Face Value	Beginning Principal Balance	Principal	Interest	Total	Realized Loses	Deferred Interest	Ending Principal Balance
A1	203,191,000.00	195,797,594.68	2,468,445.48	728,576.41	3,197,021.89	0.00	0.00	193,329,149.20
M1	2,820,000.00	2,817,053.99	588.45	10,482.45	11,070.90	0.00	0.00	2,816,465.54
M2	1,044,000.00	1,042,909.34	217.85	3,880.74	4,098.59	0.00	0.00	1,042,691.49
M3	835,000.00	834,127.69	174.24	3,103.85	3,278.09	0.00	0.00	833,953.45
B1	313,000.00	312,673.02	65.31	1,163.48	1,228.79	0.00	0.00	312,607.71
B2	313,000.00	312,673.02	65.31	1,163.48	1,228.79	0.00	0.00	312,607.71
B3	421,221.00	420,780.95	87.90	1,565.76	1,653.66	0.00	0.00	420,693.05
R	0.00	0.00	0.00	0.05	0.05	0.00	0.00	0.00

TOTALS	208,937,221.00	201,537,812.69	2,469,644.54	749,936.22	3,219,580.76	0.00	0.00	199,068,168.15

Factor Information Per $1000 Of Original Face							Pass-Through Rates
Class	Cusip	Beginning Principal	Principal	Interest	Total	Ending Principal	Class	Current Pass Thru Rate
A1	395387AA1	963.61351969	12.14839968	3.58567264	15.73407233	951.46512001	A1	4.465283%
M1	395387AB9	998.95531560	0.20867021	3.71718085	3.92585106	998.74664539	M1	4.465283%
M2	395387AC7	998.95530651	0.20866858	3.71718391	3.92585249	998.74663793	M2	4.465283%
M3	395387AD5	998.95531737	0.20867066	3.71718563	3.92585629	998.74664671	M3	4.465283%
B1	395387AE3	998.95533546	0.20865815	3.71718850	3.92584665	998.74667732	B1	4.465283%
B2	395387AF0	998.95533546	0.20865815	3.71718850	3.92584665	998.74667732	B2	4.465283%
B3	395387AG8	998.95529900	0.20867905	3.71719359	3.92587264	998.74661995	B3	4.465283%

TOTALS		964.58549475	11.82003153	3.58928972	15.40932125	952.76546322

Available Funds	3,219,580.76

Scheduled Principal Payments	42,099.15
Principal Prepayments	2,427,545.40
Repurchase Principal	0.00
Substitution Amounts	0.00
Net Liquidation Proceeds	0.00
Insurance Proceeds	0.00
Other Principal	0.00

Gross Interest	793,770.68

Master Servicing Fees	41,987.04
Trustee Fees	1,847.43

Current Monthly Advances	31,088.91

Beginning Number of Loans Outstanding	479
Beginning Aggregate Loan Balance	201,537,813.50

Ending Number of Loans Outstanding	474
Ending Aggregate Loan Balance	199,068,168.95

Delinquent Mortgage Loans

Group Totals
Category	Number	Principal Balance	Percentage
1 Month	0	0.00	0.00%
2 Month	0	0.00	0.00%
3 Month	1	1,350,000.00	0.68%
Total	1	1,350,000.00	0.68%

*	Delinquent Bankruptcies are included in the table above.

Bankruptcies

Group Totals
Number	Principal Balance	Percentage
0	0.00	0.00%

*	Only Current Bankruptcies are reflected in the table above.

Foreclosures

Group Totals
Number	Principal Balance	Percentage
0	0.00	0.00%

REO Properties

Group Totals
Number	Principal Balance	Percentage
0	0.00	0.00%

Book Value of REO Properties	0.00

Current Realized Losses	0.00
Cumulative Realized Losses	0.00

Special Hazard Loss Coverage Amount	3,745,016.54
Bankruptcy Coverage Amount	100,000.00
Fraud Loss Coverage Amount	2,008,937.00

Senior Percentage (for next Distribution Date)	97.117058%
Subordinate Percentage (for next Distribution Date)	2.882942%

Senior Prepayment Percentage (for next Distribution Date)	100.000000%
Subordinate Prepayment Percentage (for next Distribution Date)	0.000000%